UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

nCoat, Inc.
(Exact name of registrant as specified in its charter)

Date of Report (Date of earliest event reported): June 29, 2007

Delaware	333-121660	98-0375406
State of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

7237 Pace Drive
P.O. Box 38
Whitsett, NC 27377
(Address of principal executive offices)

Registrant's telephone number, including area code (336) 447-2000

 (Former name and address, if changed since last report)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 29, 2007, nCoat, Inc. (the “Company”), completed the acquisition of all the capital stock of MCC, Inc. (Metallic Ceramic Coatings or "MCCI"), doing business in the marketplace under the brand of JET-HOT® Coatings.  The Company had previously disclosed the entry into the Stock Purchase Agreement (the “SPA”) in a Current Report filed with the Securities and Exchange Commission on June 22, 2007.

Pursuant to the SPA, the Company acquired all of the issued and outstanding stock of MCCI (the “Shares”) from the shareholders of MCCI (the “Holders”).  The purchase price paid for the Shares was $6.5965 per share, for an aggregate purchase price of $6,000,000.  The Company purchased the Shares from the shareholders of MCCI.  Of the Purchase Price, the Company agreed to pay $5,000,000 in cash, on a pro- rata basis to the holders of the Shares, with the remaining $1,000,000 to be paid in 1,333,333 shares of restricted common stock of the Company (the “Purchase Shares”).  The Purchase Shares were placed into an escrow to be available to compensate the Company pursuant to the indemnification obligations of the Stockholders as set forth in the SPA.  The escrow will terminate on the earlier of (a) the date on which the escrow agent receives instructions to terminate the escrow from all of the shareholders and the Company; or (b) the eighteenth (18th) month anniversary of the closing of the transaction.

Prior to the closing of the transaction, there were no material relationships between the holders of the Shares and the Company or any of its affiliates, directors, officers, or associates of the officers or directors of the Company.

The foregoing description of the SPA is not complete and is qualified in its entirety by reference to the Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed on June 22, 2007, and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On July 2, 2007, the Company issued a press release announcing the closing of the transaction. The press release is attached hereto as Exhibit 99.1 to this Report.

In accordance with General Instruction B.2 of Form 8-K, the information in this section of this Report shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Financial information required to be disclosed pursuant to this Item will be filed within 71 days following the date this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

Pro forma financial information required to be disclosed pursuant to this Item will be filed within 71 days following the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

The following exhibits are filed herewith:

99.1	Press Release issued by nCoat, Inc., on July 2, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2007	nCoat, Inc.

By: /s/ Paul S. Clayson
Name: Paul S. Clayson
Title: Chief Executive Officer